Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Events

(a)	Dividend Payments on Series C and Series D Preferred Stock

On July 15, 2025, the Company paid a quarterly cash dividend of $17.5 per share, or $402 in the aggregate, on its then outstanding 22,957 Series D Preferred Stock to Series D Preferred Stockholders of record date July 14, 2025, for the period from April 15, 2025, to July 14, 2025, inclusive.

On July 15, 2025, the Company paid a quarterly cash dividend of $20.0 per share, or $244 in the aggregate, on its then outstanding 12,185 Series C Preferred Stock to Series C Preferred Stockholders of record date July 14, 2025, for the period from April 15, 2025, to July 14, 2025, inclusive.

(b)	Public Offering

On July 22, 2025, the Company closed a public offering of 10,975,600 units at a price of $1.64 per unit, twenty five units consisting of one common share (following the effect of the reverse stock split discussed in (c) below), par value $0.01 per share, of the Company and one Class C Warrant to purchase one common share.

The Class C Warrants were immediately exercisable, subject to certain beneficial ownership provisions, and are exercisable until the three year anniversary of the date of issuance at an exercise price equal to 225% of the public offering price. The common shares and accompanying Class C Warrants were issued separately. In addition, the Underwriter was granted a 45-day option to purchase up to 65,854 additional common shares at the offering price of $40.75 per share and/or up to 1,646,340 Class C Warrants (the “Over-allotment option”), which was partially exercised on July 22, 2025. 439,024 common shares were issued as of closing on July 22, 2025. Gross proceeds to the Company, before deducting placement agent’s fees and other offering expenses, were approximately $18,000.

The Class C Warrants also contain certain (i) provisions adjusting the exercise price and number of underlying common shares and (ii) mechanisms pursuant to which the holders can exercise each Class C Warrant for no additional cash consideration. Based on the combination of these features, up to September 4, 2025, substantially all of the Class C Warrants (including those issued under the partial exercise of the Over-allotment option) have been exercised via such cashless mechanism and the Company issued an additional 5,952,630 common shares. The remaining Class C Warrants can be exercised for up to 267 common shares.

(c)	Reverse stock split

Effective August 25, 2025, the Company effected a one-for-twenty five reverse stock split on its issued and outstanding common stock. The Company’s common stock began trading on a split-adjusted basis on the NASDAQ Capital Market at the opening of trading on August 25, 2025. The one-for-twenty five ratio was approved by the Company’s Board on August 6, 2025. As a result of this reverse stock split, on August 25, 2025, the number of the Company’s issued and outstanding common shares was reduced from 167,402,561 to 6,696,039 with no change in the number of the Company’s authorized shares or the par value of the Company’s common stock.